SPACE AND USE AGREEMENT


Continental Airlines, Inc. ("CONTINENTAL"), by its execution of this Space and Use Agreement ("The Agreement"), grants to Frontier Airlines, Inc. (the COMPANY"), under the terms and conditions stated herein, certain rights and privileges, including the right to occupy and use the space referred to herein as the "PREMISES."

COMPANY, by its execution hereof, hereby accepts and receives the PREMISES and the obligations, liabilities and responsibilities provided for herein. COMPANY covenants and agrees to abide by and carry out all the terms, conditions and provisions hereof. "COMPANY," as used herein, shall include, unless stated otherwise, the directors, officers, employees, agents, customers and invitees of COMPANY and all parties representing COMPANY, those for whom COMPANY is liable and responsible, and all parties represented by COMPANY.

1.  EFFECTIVE DATE             January 1, 1999

2. COMPANY: The name, address and telephone number of the COMPANY are as follows:

     NAME:                 Frontier Airlines, Inc.

     ADDRESS:              12015 East 46th Avenue
                           Denver, CO 80239

     TELEPHONE:            303-371-7400

     ATTENTION:            Joan Osterman

3. DESCRIPTION OF PREMISES: Certain maintenance hangar space (approx. 59,706 sq. ft.) within the Denver International Airport, being more fully described on Exhibit A, attached hereto and made a part of, as well as reasonable right of ingress and egress.

4. USE OF PREMISES: COMPANY is hereby granted the right to use the PREMESISES, in accordance with the terms and conditions stated herein, for the following purposes:

     Exclusion use of the PREMISES (Exhibit A) for the purpose of maintenance space in accordance with the terms and conditions of this Agreement, and for no other purpose. Company is permitted, on a space available basis, the common use of training rooms, break rooms, locker room/restrooms, loading dock, parking areas, and a pro-rata share of apron space.

5. PROPERTY OWNER: City and County of Denver, hereinafter referred to as "OWNER," has granted to CONTINENTAL, the right to use the PREMISES and certain other rights and privileges under the following Lease, hereinafter referred to as the "BASE LEASE":

         Lessor:  City and County of Denver

         Lessee:  Continental Airlines, Inc.

         Dated:   January 8, 1993

CONTINENTAL warrants and represents that as of the date hereof, the BASE LEASE is in full force and effect.

6. CONSIDERATION/RENTAL: In consideration for the rights granted by CONTINENTAL hereby, COMPANY, agrees to pay $1,200,000.00 annually to Continental Airlines, Inc., in monthly installments of $100,000.00 paid in advance on the first day of each calendar month. COMPANY further agrees to pay as additional rental any increases in rental charges to CONTINENTAL under the BASE LEASE or any amendments thereto. Payment shall be delivered to CONTINENTAL at:

         CONTINENTAL AIRLINES, INC
         CREDIT MANAGEMENT
         P.O. BOX 100023
         HOUSTON, TX 77212
         ATTENTION: OUTSIDE SALES & SERVICE - DEN Hangar Sublease

7. TERM: This Agreement shall commence January 1, 1999 and shall continue through January 1, 2004, unless otherwise terminated in accordance with the terms and provisions hereof. Either party hereto shall have the right to terminate this Agreement without cause at any time by giving the other party three hundred sixty-five (365) days prior written notice of its intention to do so. If, at the expiration of the Term, COMPANY fails to vacate the PREMISES, then COMPANY shall be deemed a holdover tenant on all of the terms and conditions of this Agreement (except that, without limiting the rights provided to CONTINENTAL under this Agreement for a breach by COMPANY, the monthly rental payable by COMPANY shall be two hundred percent (200%) of the monthly rent provided for herein) and CONTINENTAL reserves the right to evict COMPANY without further process of law.

8. NOTICE: unless expressly required or permitted herein to be oral, all notices, requests, consents and approvals required to be given to or by either party shall be in writing, and shall be transmitted either by a commonly recognized national delivery service or deposited as prepaid, certified, registered or express United States mail addressed as follows, or to the last address provided in accordance herewith:

TO CONTINENTAL:                                      TO COMPANY:

Vice President                                       Frontier Airlines, Inc.
Corporate Real Estate                                Properties & Facilities
Continental Airlines, Inc.                           12015 East 46th Avenue
1600 Smith St. - Dept. HQSPF                         Denver, CO 80239
Houston, TX 77002

9. SECURITY DEPOSIT: Concurrently with the execution of this Agreement, COMPANY shall deliver to CONTINENTAL, as a Security Deposit, $100,000.00, which amount may be commingled with other funds belonging to CONTINENTAL and shall bear no interest. After a default by COMPANY, CONTINENTAL may apply any or all of the Security Deposit to cure such default as provided in Section 17 hereof.

10.  ADDITIONAL RENTAL/CHARGES/FEES:

A) The COMPANY shall be solely responsible for and shall pay when due directly to the OWNER any and all fees, assessments, taxes and charges of any kind whatsoever assessed in connection with COMPANY'S operations, including but not limited to any applicable taxes and property facility charges.

11.  INSURANCE COVERAGE REQUIREMENTS:

Without limiting COMPANY's obligation to indemnify CONTINENTAL as provided for in this Agreement, COMPANY shall procure and maintain, at its own cost, at all times during the term of this Agreement, insurance of the following types and in amounts not less than those indicated, with responsible insurers satisfactory to CONTINENTAL providing the following coverage:


                                   DESCRIPTION


A.       Aviation and Comprehensive General             Per Occurrence and with
         Liability to include operations and            aggregate as applicable:
         Premises Liability                             $1,000,000,000* combined
                                                        single  limits covering
                                                        bodily injury,  property
                                                        damage

                                                    *or COMPANY limits if higher

B.       Worker's Compensation                                Statutory

C.       Employer's Liability                                 $1,000,000


12. SPECAIL PROVISIONS: a) CONTINENTAL will use reasonable efforts to provide janitorial, maintenance, and utility services for the common use PREMISES (with exception to gas and electricity to entire PREMISES), but should not be held liable if such services are interrupted from time to time. b) COMPANY will be solely responsible for the cost of all tenant improvements. All tenant improvements are subjects to the prior written consent of the Vice President, Corporate Real Estate.

13.  BAILMENT
During the term of this Agreement, an employee or agent of COMPANY shall at all times be in charge of and in custody and control of all aircraft and other property belonging to or in the control of COMPANY on or in the vicinity of the PREMISES, and the parties hereby stipulate and agree that this agreement does not confer upon CONTINENTAL any control over or obligation of bailment with respect to any aircraft or other equipment owned or operated by COMPANY, and does not subject CONTINENTAL to any of the liabilities of an OWNER, user, lessor or operator of any aircraft or other equipment owned or operated by COMPANY.

14.  SUBJECT TO BASE LEASE

COMPANY covenants and agrees, for the benefit of CONTINENTAL and OWNER, that it shall not, by its use and occupancy of the PREMISES, violate any of the provisions of the BASE LEASE as such BASE LEASE has been and/or may from time to time be amended, or cause CONTINENTAL to be in default thereof, and that it shall faithfully perform and discharge all of the obligations of CONTINENTAL (except for payment of rental) thereunder, to the extent that such BASE LEASE terms are applicable to the PREMISES or this Agreement COMPANY further covenants that this Agreement shall be, in all respects, subject and subordinate to the BASE LEASE, and any mortgages or other lien instruments that may affect the PREMISES or CONTINENTAL'S interest therein, and nothing contained in this Agreement shall be deemed to confer upon COMPANY any right which are not granted by or are in conflict with the BASE LEASE. Not withstanding anything contained herein, (a) this Agreement shall not be deemed to grant to the COMPANY any rights or privileges which CONTINENTAL does not have under the BASE LEASE, and
(b) any act or omission of CONTINENTAL require by the BASE LEASE shall in no event be deemed a violation of this Agreement.

15.  ACCEPTANCE OF PREMISES

COMPANY HAS INSPECTED THE PREMISES AND ACKNOWLEDGES THAT CONTINENTAL HAS MADE NO REPRENSENTATIONS AS TO THE CONDITION THEREOF. COMPANY ACCEPTS THE PREMISES IN ITS PRESENT CONDITION, AS-IS, WITH ALL FAULTS, LATENT OR KNOWN. CONTINENTAL MAKES NO WARRANTIES, GUARANTEES OR REPRENSENTAIONS OF ANY KIND, EITHER EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE, PERTAINING TO THIS AGREEMENT OR THE PROPERTY DESCRIBED HEREIN. COMPANY HEREBY WAIVES AND CONTINENTAL EXPRESSLY DISCLAIMS ALL WARRANTIES, GUARANTEES AND REPRESENTATIONS, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE, INCLUDING NUT NOT LIMITING THE GENERALITY OF THE FOREGOING, ANY IMPLIED WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE OR REGARDING THE CONDITION OF THE PROPERTY. IN NO EVENT SHALL CONTINENTAL=S LIABILITY OF ANY KIND UNDER THIS AGREEMENT INCLUDE ANY SPECIAL, INCIDENTAL, CONSEQUENTIAL OR EXEMPLARY DAMAGES EVEN IF CONTINENTAL SHALL HAVE BEEN ADVISED OF THE POSSIBILITY OF POTENTIAL LOSS OR DAMAGE.

16.  PAYMENTS

If the term of this Agreement shall commence or end on any day other than the first and last day, respectively, of a calendar month, the consideration due for a portion of a month shall be prorated on a per-diem basis, and the first payment shall be due on or before the effective date hereof.

Any unpaid or past due amounts shall bear interest from the date due until paid, at 1-1/2% per month, or, at CONTINENTAL's option, the maximum rate allowable by law, which interest shall be considered as part of the rental payable hereunder. Acceptance by Continental of any partial payment, including endorsement of a check, shall not be deemed to be an accord and satisfaction. Continental may accept such check or payment without prejudice to it's right to recover the balance due or to pursue any other remedy available to it.

17.  USE OF SECURITY DEPOSIT

A. If at any time during the term of this Agreement, any of the rent herein reserved, or any other amounts due from COMPANY shall be overdue or unpaid, or in the event of failure by COMPANY to keep and perform any of the terms, covenants and conditions of this Agreement to be kept and performed by COMPANY, then CONTINTENTAL, at its option, may appropriate and apply the entire Security Deposit, or any portion thereof (I) to the payment of such overdue amounts, and (ii) as compensation to CONTINENTAL for any loss or damage sustained or suffered by CONTINENTAL due to such breach on the part of COMPANY. Should CONTINENTAL withdraw any amount from the Security
     Deposit as provided herein, COMPANY shall remit to CONTINENTAL, upon written demand therefor, an amount sufficient to fully replenish the Security Deposit.

B. COMPANY'S failure to remit any increase in, or any replenishment of the Security Deposit, as required herein, within five (5) days of written notice of funds due, shall constitute a default hereunder, entitling CONTINENTAL to immediately invoke the remedies available to it by law and this Agreement, including immediate termination of this Agreement.

C. Within thirty (30) days after expiration or other termination of this Agreement, and upon vacation of the PREMISES and satisfaction of any and all events of default by COMPANY, including payment of all amounts due and past due, the Security Deposit shall be returned in full to COMPANY.

D. In the event any bankruptcy, insolvency, reorganization or other creditor-debtor proceedings shall be instituted by or against COMPANY, the Security Deposit shall be deemed to be applied first to any rents and/or other charges due CONTINENTAL for all periods prior to the institution of such proceedings, and the balance, if any, of Security Deposit may be retained by CONTINENTAL in partial liquidation of CONTINENTAL'S damages.

E. COMPANY covenants and agrees that it shall not assign or encumber a r attempt to assign or encumber the Security Deposit, and that CONTINENTAL shall not be bound by any such assignment, encumbrance or attempt to assign or encumber.

18.  UTILITIES

CONTINENTAL shall furnish the PREMISES with utilities and services to the extent that they are furnished to Continental under the BASE LEASE. Continental shall not be liable for, and COMPANY hereby releases and waives any claims against CONTINENTAL resulting from any failure or interruption of such services. COMPANY shall pay Continental, as additional rent, for any extraordinary electrical, gas or water consumption, and any utility costs attributed to equipment installed by COMPANY.

19.  CONDUCT AND WASTE

COMPANY, in its use of the PREMISES, covenants and agrees that it shall:

A. Conduct its operations in an orderly and proper manner. COMPANY shall not create, generate or permit the creation or generation of vibrations that might tend to damage the PREMISES; loud noises; the emission of steam, gases or unpleasant or noxious odors; nor in any manner annoy, disturb or be offensive to other tenants of the PREMISES and common areas.

B. Be responsible for the conduct, appearance and behavior of its officers, employees, agents, contractors, customers and invitees on and in the vicinity of the PREMISES, and upon objection from CONTINENTAL or OWNER, shall immediately make every reasonable effort to eliminate any unsatisfactory conduct, appearance or behavior.

C. Not allow garbage, debris or other waste materials (whether solid, liquid or gaseous) to collect or accumulate on or in the PREMISES or in access or service areas. COMPANY shall remove debris and other waste materials form the PREMISES in accordance with all applicable regulations governing such activity. COMPANY shall keep all lobbies, vestibules and steps with in the PREMISES free from dirt and rubbish.

D. It is intended that the standards and obligations imposed by this section shall be maintained and complied with by COMPANY in addition to its compliance with any present and future governmental laws, rules and regulations.

20.  SECURITY

COMPANY shall adopt and enforce appropriate procedures to prevent unauthorized access to CONTINENTAL'S operations areas and aircraft, on the part of its passengers, employees, vendors, licenses, and invitees. Such procedures shall include, without limitation, a requirement that all COMPANY's employees visibly display a photographic identification badge on their person at all times while within an area covered by this Agreement which is not open to the general public, and a requirement that all passengers and other persons who are present in such an area be in the COMPANY of, and escorted by, a properly identified employee of COMPANY. COMPANY further agrees to indemnify, defend and hold CONTINENTAL harmless with respect to any fine, levy or penalty which may be imposed upon CONTINENTAL by the Federal Aviation Administration or any other government authority for violation of any law or regulation pertaining to aircraft or airport security as a result of ant act or omission on the part of COMPANY, such indemnity to include all attorney's fees and other costs of defense incurred in connection therewith.

21.  GOVERNMENTAL REQUIREMENTS

COMPANY covenants and agrees, at its sole expense, including payment of fees and deposits, to procure from all governing authorities asserting jurisdiction over the operations of COMPANY, all licenses, certificates, permits or other authorization which may be necessary for the conduct of its operations. COMPANY shall at all times promptly observe, comply with and execute the provisions of any and all present and future federal, state and local laws. Rules, regulations, requirements, orders and directions which may pertain or apply to the operations of COMPANY and its occupancy of the PREMISES.

22.  RULES, REGULATIONS AND ADMINISTRATION

COMPANY shall be responsible for initiating, maintaining and supervising safety precautions and programs necessary to prevent injury to persons and damage to property in, on or about the PREMISSES, and shall observe and obey all present and future rules and regulations issued by CONTINENTAL and OWNER for the conduct of tenants and subtenants at the PREMISES, including but not limited to those regulating preservation and security of the PREMISES.

23.  MAINTENANCE AND REPAIRS

A. Any construction, addition to, or alteration of the PREMISES required by COMPANY shall be made by COMPANY at its sole cost and expense, only upon prior written approval by CONTINENTAL, and if required under the BASE LEASE, OWNER, and shall, upon expiration or termination of this Agreement, at CONTINENTAL's option, be promptly removed, with any damage caused thereby repaired, at COMPANY's sole cost and expense.
B. COMPANY covenants and agrees to maintain the PREMISES, and shall at its sole cost and expense, make any installations, non-structural repairs, replacements, redecorating and other maintenance necessary to keep the PREMISES, and all equipment, fixtures, furnishings and signs therein, in a clean, neat and orderly condition, save and except (I) normal wear and tear that could not have been prevented by, reasonable repair and maintenance; and (ii) damage by fire or other casualty and acts of God or other events of Force Majeure. All maintenance and repair work undertaken by COMPANY shall be performed in a good and workmanlike manner, in accordance with standards of the facility and of a quality and class not inferior to the original material and workmanship, leaving the PREMISES free of liens for labor and materials.
C. In the event that, within ten (10) days of receipt of written notice from CONTINENTAL or OWNER that a repair is necessary, COMPANY fails to commence and diligently continue to complete such repair, CONTINENTAL, without obligation to do so, may make such repair, and COMPANY shall promptly reimburse CONTINENTAL for all costs and expenses incurred thereby.

D. COMPANY covenants and agrees to maintain the PREMISES and conduct its operations in such a manner that at no time shall it do or permit to be done any act or thing in, on or in the vicinity of the PREMISES which will invalidate or conflict with any fire and casualty insurance policies covering the PREMISES, or any part thereof, or which may create a hazardous condition or otherwise increase the risk normally attendant upon the operations contemplated hereunder. COMPANY shall promptly observe and comply with all present and future rules, regulations and orders of the Fire Underwriters Association or of any other board or organization which may exercise similar functions.

E. Any increase in fire or casualty insurance premiums attributable to COMPANY's acts or omissions under this Agreement, shall be promptly reimbursed by COMPANY, upon receipt of CONTINENTAL's and/or OWNER's invoice therefor.

24.  SURRENDER

Upon expiration or other termination of this Agreement in accordance with the provisions herein, COMPANY shall remove all signs, trade fixtures and any other personal property, repair all damage caused by removal, and surrender the PREMISES in the clean, neat and orderly condition required herein. In the event COMPANY fails to surrender possessions as required herein, CONTINENTAL may reenter and repossess the PREMISES without further notice, any personal property therein being deemed abandoned by COMPANY. COMPANY hereby waives service of any notice of intention to reenter and right to redeem that may be granted by applicable law.

25.  RIGHT OF ENTRY

CONTINENTAL reserves the right for itself and OWNER to enter upon the PREMISES at any time during an emergency to take such action as may be required for the protection of persons and property, and for any other reasonable purpose, including without limitation, as access to and egress from areas other than the PREMISES, and to perform such functions as may be necessary for the maintenance and operation of the PREMISES, for inspection, repairs, alterations and improvements, and showing to prospective tenants. Such activity shall not be cause for abatement of any amount payable to CONTINENTAL by COMPANY, and the term of this Agreement shall not thereby extend. CONTINENTAL shall make a reasonable effort to minimize interference with COMPANY's operations during such activity.

26.  TAXES AND FEES

COMPANY agrees to pay, before they become delinquent, all taxes (both general and special), and all assessments, fees and charges of any kind whatsoever, levied or assessed against the leasehold estate created hereby in the PREMISES, any property of COMPANY located thereon, and any business conducted by COMPANY thereon. COMPANY agrees to use its best efforts to cause the leasehold estate in the PREMISES, and its personal property and business operations to be assessed and taxed separately from the BASE LEASE and the PREMISES. On demand by CONTINENTAL, COMPANY shall furnish CONTINENTAL with satisfactory evidence that such payments required from COMPANY have been made. In the event that Continental shall be assessed any taxes or fees relative to the leasehold estate in the PREMISES or any of COMPANY's leasehold improvements, equipment, furniture, fixtures, personal property or business operations, COMPANY shall reimburse such amount to CONTINENTAL within five (5) days after receipt of a written statement thereof.

27.  FORCE MAJEURE

Notwithstanding anything to the contrary herein contained, neither party shall be deemed in violation of this Agreement if it is prevented from performing any of its obligations hereunder, except making rental and any other payments due, by any labor or industrial dispute; civil disturbance; vandalism or act of a public enemy; shortage of labor, energy or material; court order, regulation, action or non-action of any governmental authority; weather condition; natural disaster; act of God; or other circumstance not reasonably within its control, and which, with the exercise of due diligence, it is unable to overcome; provided, however, that nothing in this Section 27 shall extend the time for performance by COMPANY unless the time for performance by CONTINENTAL is extended for such reason under the BASE LEASE. Each party shall give the other immediate notice of such interruption, shall make all reasonable efforts to eliminate it as soon as possible, and at its conclusion, shall resume performance in accordance with its obligations hereunder. Neither party shall be required by the foregoing to settle or compromise any strike or other labor dispute.

28.  RELATIONSHIP

The relationship between COMPANY and CONTINENTAL shall be that of independent contractor for all purposes and nothing herein shall be construed to create or imply an employer/employee, agency, partnership, joint venture or other relationship, it being acknowledged that each of the parties is engaged in its own separate and distinct business, and is not under the control of the other party in the performance of the agreements herein contained. No person employed by either shall be held or construed to be an employee or agent of the other under any circumstances. Each party assumes full responsibility for any and all liability to its own employees on account of injury, or death resulting therefrom, sustained in the course of their employment. Each party, with respect to its own employees, accepts full and exclusive liability for payment of Workers' Compensation and employer's liability insurance premiums with respect to such employees, and for payment of all taxes, contributions or other payments for unemployment compensation or old age benefits, pensions, or annuities now or hereafter imposed upon employers by any government or agency thereof asserting jurisdiction in respect of such employees measured by the wages, salaries, compensation or other remuneration paid to such employees, and agrees to make such payments and to make and file all reports and returns and to do everything necessary to comply with the laws imposing such taxes, contributions or payments.

29.  INDEMNIFICATION

A.       RELEASE

     COMPANY hereby covenants and agrees that, anything in this Agreement to the contrary notwithstanding, CONTINENTAL shall not be liable for (a) any acts or omissions of, or for any condition resulting from, the operations or activities of any person, firm or corporation, or its officers, directors, agents, employees, customers, invitees, vendors, or contractors relating to or arising out of this Agreement, or (b) any loss or damage to any property or the death or injury of any persons (including property of COMPANY, or its officers, directors, employees, agents, customers, vendors, contractors or invitees). Occasioned by theft, fire acts of God, or any governmental body or authority, injunction, riot, war, other tenants or the PREMISES, or any other matter beyond the control of CONTINENTAL, or any damage or inconvenience which may arise through repair, or alteration of the PREMISES, or failure to make repairs, or unavailability of utilities or for any cause whatsoever, except the gross negligence or willful misconduct of CONTINENTAL.

B.       INDEMNITY

     Anything in this Agreement to the contrary notwithstanding, and without limiting COMPANY's obligation to provide insurance pursuant to insurance provisions herein, COMPANY covenants and agrees that it shall protect, indemnify, defend and hold harmless, CONTINENTAL, its parent and subsidiaries, OWNER and their respective predecessors and former, present and future directors, officers, employees, agents, successors and assigns (the "Indemnitees"), From and against all liabilities, losses damages, penalties, claims, costs, charges and expenses, causes of action and judgments of any nature whatsoever, including, without limitation, fees and disbursements of counsel incurred by any Indemnitee in any action or proceeding between COMPANY and any Indemnitee, or between any Indemnitee and any third party or otherwise which may be imposed upon or incurred by the Indemnitees by reason or arising out of ant of the following (even if caused by the ordinary negligence of any Indemnitee, but not if caused by the gross negligence or willful misconduct of the Indemnitees):

1) Any occupancy, management or use of the PREMISES, or common areas or the service areas, parking areas, or pedestrian areas in the vicinity of the PREMISES, by COMPNAY or any of its directors, officers, agents, contractors, servants, employees, licensees, invitees, successors and assigns;

2)        Any act of  omission  of  COMPANY or any of its  directors,  officers,
          agents,  contractors,   servants,  employees,   licensees,   invitees,
          successors and assigns;

3) Any accident, injury to or death of any person, or damage to or destruction of any property occurring on or in the vicinity of the PREMISES caused by COMPANY or any of its employees, agents, subcontractors or invitees, including but not limited to aircraft, interference with CONTINENTAL's operations, and loss of use;

4) Any failure on the part of COMPANY to comply with any of the covenants, agreements, terms or conditions contained in this Agreement, the BASE LEASE or any law, rule, regulation, requirement, order or directive for which it is responsible;

CONTINENTAL shall promptly notify COMPANY of any such claim asserted against it and forward copies of all papers or legal process served upon it in connection with any action or proceeding brought against any Indemnitee by reason of any such claim.

C.       CITY HELD HARMLESS

     In addition to the provisions of Section 29 herein, Lessee shall indemnify, defend, keep and hold City, including Board and the City's officers, agents, servants, and employees, harmless from any and all costs, liability, damage, or expense (including costs of suit and fees and reasonable expenses of legal services) claimed by anyone by reason of injury to or death of persons or damage to or destruction of property including property of Lessee, sustained in, on, or about the demised premises or arising out of Lessee's use or occupancy thereof, or as a proximate result of the acts or omissions of Lessee, its agents, servants, or employees.


30.  ENVIRONMENTAL OPERATIONS

COMPANY covenants and agrees:

A. That it shall not cause or permit any Hazardous Material to be brought upon the PREMISES without the written consent of CONTINENTAL and OWNER, and shall advise CONTINENTAL of any known or suspected environmental contamination;

B.   That its operations shall at all times remain in compliance with:

1)        CONTINENTAL's  and  OWNER's  written  restrictions  and   requirements
          governing the identification and use of chemical and petroleum products;

2) All orders and regulations promulgated by the Occupational, Safety and Health Administration and by the Environmental Protection Agency, and all other federal, state and local laws, rules, regulations, requirements, orders and directive governing safety, the environment and hazardous and toxic substances;

C.   That it shall:

1) secure at its own expense, all required permits, licenses and authorizations necessary for such compliance;

2) advise CONTINENTAL and OWNER of any notice of potential or actual non-compliance;

3) immediately upon receipt, provide CONTINENTAL and OWNER with copies of any notice or notices relating to non-compliance:

4) allow CONTINENTAL's and OWNER's designated representative the unrestricted right to inspect and review its on-premises operations and equipment. Unless necessary in an emergency situation, neither CONTINENTAL's nor OWNER's representatives shall purposefully interfere with or inhibit COMPANY's operation.

D. That all notices, copies and correspondence relating to this Section shall be delivered as described in the NOTICE provision of this Agreement to the following address, or to any address subsequently provided by proper notice. Copies of such material shall be hand-delivered to CONTINENTAL's on-site representative upon request:

          Continental Airlines, Inc.
          Environmental Affairs
          2929 Allen Parkway, Suite 1401
          Houston, TX 77019

E. As used herein, the term "Hazardous Material" includes any hazardous, explosive, radioactive, or toxic substance, material, or waste which is or becomes regulated by any local governmental authority, the state in which the Sublease PREMISES is located or the United States, including, without limitation, any material or substance which is (a) defined or listed as a "hazardous waste," "extremely hazardous waste," "restricted hazardous waste," "Hazardous substance," "hazardous material," "pollutant," or "contaminant" under any Law, (b) a radioactive material, (c) a polychlorinated biphenyl, (d) asbestos or an a asbestos derivative, (e) urea formaldehyde foam insulation, or (f) radon gas.

31.  INSURANCE ENDORSEMENTS

COMPANY shall cause the required insurance coverage to be duly and properly endorsed by it insurance underwriters to provide that:

A. CONTINENTAL, OWNER, and their respective officers, directors, agents and employees are named as additional insured thereunder to the extent of COMPANY's obligation to indemnify them under this Agreement, where allowed by law.

B.   The policies shall include a standard cross liability clause.

C. COMPANY's insurance shall be primary insurance and that any other insurance policy or policies of CONTINTENTAL and OWNER are noncontributory, secondary or excess insurance.

D. COMPANY's policy expressly insures COMPANY's contractual liability assumed by COMPANY under this Agreement.

E. COMPANY's insurers waive all right of subrogation against CONTINENTAL and OWNER, and their respective directors, officers, agents and employees and their insurers.

F. CONTINENTAL shall be given thirty (30) days prior, written notice of any cancellation, or other material or adverse change.

G. COMPANY's insurers agree that COMPANY's breach of any warranty set forth in its policy of insurance will not invalidate the insurance as to CONTINENTAL and OWNER.

Upon execution of this Agreement, and upon any reasonable request by CONTINENTAL, COMPANY shall forthwith supply CONTINENTAL with certificates of insurance as evidence of the insurance coverage and endorsements required herein. COMPANY agrees that the terms of these insurance requirements may be revised, and the minimum coverages may be increased upon the written demand of CONTINENTAL, which demand shall be based on reasonable and justifiable grounds.

32.  SURVIVAL OF TERMS

Termination of this Agreement or any part thereof by notice, expiration of term or otherwise, shall not relieve COMPANY of any liabilities or obligations accrued on or prior to the date of termination, and the indemnities and insurance provisions contained or referred to herein shall remain in effect and shall survive the expiration or other termination of this Agreement.

33.  TERMINATION

Without limiting any rights of CONTINENTAL to terminate this Agreement as may be afforded by operation of law, this Agreement shall also be terminated at the option of CONTINENTAL, as follows:

A. Immediately upon the termination or expiration of the BASE LEASE or any portion thereof relating to the PREMISES, or upon expiration or termination of CONTINENTAL's right to grant to COMPANY the right to occupy and use the PREMISES as contemplated herein, in which event COMPANY shall have no claim for the unexpired term hereof; provided, CONTINENTAL during the term hereof agrees to take no action which would cause expiration or termination of the BASE LEASE, except that CONTINENTAL shall not be limited from exercising any option set forth in the BASE LEASE triggered upon the occurrence of any condemnation, fire or other casualty to the PREMISES or to the BUILDING of which the PREMISES are a part.

B. Immediately and without notice to COMPANY in the event that COMPNAY files a voluntary petition in bankruptcy or that proceedings in bankruptcy shall be instituted against COMPANY and not dismissed within one hundred twenty
     (120) days, or that a court shall take jurisdiction of COMPANUY or its assets pursuant to proceedings brought under the provisions of any federal reorganization act, or that a receiver of COMPANY's assets shall be appointed and such taking or appointment shall not be stayed or vacated within a period of thirty (30) days.

C. Immediately upon written notice to COMPANY, if COMPANY fails to pay any installment of rent or additional rent within ten (10) days after such amount is due.

D. Immediately upon written notice to COMPANY, if COMPANY fails to perform, keep, and observe any the covenants, terms and conditions which COMPANY is obligated herein to perform, keep and observe, except that termination shall be stayed as long as COMPANY cannot reasonably cure such default immediately, and as long as COMPANY is diligently proceeding to cure such default (but in no event shall termination be stayed for more than 60 days).

E. Immediately by either party upon the acquisition or condemnation of the PREMISES by eminent domain, in which event COMPANY shall have no claim (I) for the unexpired term hereof, or (ii) any part of the award made for the PREMISES, but may claim any award or its personal property.

F. Abandonment of the PREMISES by COMPANY for more than 48 hours, unless due to circumstances beyond COMPANY's reasonable control.

In the event that this Agreement is terminated in accordance with the foregoing prior to the expiration of the term hereof, or during any extension thereof, CONTINENTAL may relet the PREMISES for any term and under any conditions it may deem satisfactory, which shall not affect or impair CONTINENTAL's right to recover actual damages occasioned by any default by COMPANY.

34.  NON-DISCRIMINATION AND EQUAL OPPORTUNITY

COMPANY, for itself, its successors in interest and assigns, as a part of the consideration hereof, as a covenant running with the land, covenants and agrees that it shall not discriminate by segregation or otherwise against any person the use of the PREMISES, or any services. Privileges, accommodations, or activities provided by COMPANY, and to be bound by and to perform in accordance with all applicable provisions and requirements of all federal, state and local laws, executive orders and regulations issued pursuant thereto, including without limitation, and to the extent applicable to this Agreement, the provisions contained within:

A.   The Fair Labor Standards Act.

B. The Equal Opportunity clause set forth in 41 CFR Parts 60-1 et seq., pursuant to the requirements of Section 202 of Executive Order 11246, as amended, and the implementing regulations of the Office of Federal Contract Compliance Programs.

C. Contractual requirements of the Rehabilitation Act of 1973 as set forth in 41 CFR Sec 60-741.4; and of the Vietnam Era Veterans Readjustment Act of 1974 as set forth in 41 CFR Sec. 60-250.4.

D. The requirements of the Occupational Safety and Health Act and regulations issued thereunder;

E. Titles I, II, III, IV, and V of the Americans with Disabilities Act of 1990 As the foregoing may be amended or replaced, which provisions are incorporated herein by reference as if set forth in full. By execution of this Agreement each party represents and warrants compliance with the aforementioned regulations and will furnish proof thereof on demand.

F. COMPANY covenants and agrees to release, indemnify, hold harmless and defend OWNER and CONTINENTAL, its parent and subsidiaries and their representative directors, officers, employees, agents, successors and assigns from and against any and all claims, liabilities, losses, expenses, damages, causes of action and judgment of any nature whatsoever, including but not limited to reasonable attorney, consultant and expert fees, costs and related expenses; and including, but not limited to clean-up or other curative measures ordered by the Occupational, Safety and Health Administration or the Environmental Protection Agency or any other federal, state or local agency or entity asserting jurisdiction; arising out of the discharge, disbursal, release orescape of any hazardous substance, toxic chemical pollutant, contaminant or irritant, in solid, liquids or gaseous form, arising out of or in any manner connected with any act or omission of COMPANY or its directors, officers, agents, contractors, servants, employees, licensees, invitees, successors and assigns.

G. COMPANY further covenants and agrees to:

1) Indemnify and defend CONTINENTAL and OWNER from and against any and all claims, liabilities, losses and judgments arising out of COMPANY's failure to comply with these provisions; and

2)        Include  and  require  inclusion of these provisions in all agreements
          regarding the PREMISES, including, without limitation, those   of  its
          contractors, subcontractors, successors and assigns.

35.  NON-DISCRIMINATION BREACH

In the event of any breach of any of the above non-discrimination covenants, CONTINENTAL shall have the right to terminate this Agreement and to reenter and repossess the PREMISES, and hold the same as if this Agreement had never been made or issued. This provision shall not be effective until the procedures of Title 49, CFR Part 21 are followed and completed, including exercise or expiration of appeal rights.

36.  SEVERABILITY

If any term or provision of this Agreement or the application thereof to any person or circumstance shall, to any extent, be declared invalid or unenforceable by a court of competent jurisdiction, such invalidity shall not affect or impair the remainder if this Agreement or its application to any other person or circumstance, and this Agreement shall not be affected or impaired under any circumstance or in any jurisdiction where such provision remains valid.

37.  COLORADO LAW

THIS AGREEMENTSHALL BE CONTRUED AND PERFORMANCE THEREOF SHALL BE DETERMINED ACCORDING TO THE LAWS OF THE STATE OF COLORADO

38.  TIME IS OF THE ESSENCE

The parties expressly agree that time is the essence of this Agreement and of every provision hereof. Failure by a party to complete performance within the time specified, or within a reasonable time if no time is specified herein, shall, without prejudice of any other rights or remedies, relieve the other party of any obligation to accept such performance.

39.  QUIET ENJOYMENT

CONTINTENTAL agrees that upon payment of the rents and other payment due, and performance of the covenants and agreements on the part of COMPANY to be performed hereunder, COMPANY shall peaceably have and enjoy the PREMISES subject to an event of Force Majeure and to the terms and conditions herein.

40.  LIENS

COMPANY shall not allow any condition to exist o situation to develop whereby any party would be entitled, as a matter of law, to a lien against the PREMISES, and agrees to indemnify, release, defend and hold CONTINENTAL and OWNER harmless from and against any and all costs, expenses and claims arising therefrom.

41.  WAIVER

No waiver by either party at any time of any of the terms, conditions, covenants or agreements herein or of any forfeiture, including any delay, failure or omission of CONTINENTAL to reenter the PREMISES, shall be deemed to taken as a waiver at any time thereafter of the same or any other term, condition, covenant, or agreement herein contained, nor of the strict and prompt performance thereof. No notice shall be required to restore or revive any right, power, privilege, option or remedy after waiver, and no right, power, privilege, option or remedy shall be construed as being exhausted or discharged by the exercise thereof in one or more instances. Each and all of the rights, powers, privileges, options and remedies given to either party by this Agreement shall be cumulative, and no one of them shall be exclusive of the other or exclusive of any remedies provided by law.--

42.  ASSIGNMENT

This Agreement and the rights and obligations created hereunder may not be assigned or delegated by COMPANY without the prior written consent of CONTINENTAL and OWNER. (If OWNER's consent is required under the BASE LEASE); but, subject to the foregoing, this Agreement and the rights and obligations of the parties hereby created, shall be binding upon and inure to the benefit of the parties hereto, their respective successors, assigns and legal representatives. CONTINENTAL reserves the right to assign or transfer its interest hereunder without notice.

43.  CAPTIONS

The captions of the articles and sections of this Agreement are inserted for convenience only, and are not intended and shall not be construed to affect in any manner the terms and conditions hereof, or the interpretations or construction thereof.

44.  APPROVAL BY OWNER

The parties hereto agree that this Agreement is subject to the consent and approval of OWNER. If written consent thereto is denied, either party may, at its option, but without limiting any rights that may exist for any breach of this Agreement shall thereafter become null and void, and the parties shall become discharged form all liabilities hereunder attributable to the period of time after such rescission.

45.  ENTIRE AGREEMENT

This Agreement, including any exhibits and inclusions by reference, contains the entire understanding between the parties hereto, and supersedes and revokes all previous negotiations, arrangements, letters in intent, offers, proposals representations, and information conveyed, whether oral or in writing, between the parties hereto or their respective representatives or any person purporting to represent either. COMPANY acknowledges that it has not been induced to enter into this Agreement by any representation or construction of this Agreement, and agrees that CONTINENTAL shall have no liability for any consequences arising as a result of such representation.


No amendment, change or addition to this Agreement shall be binding upon either party hereto unless in writing and signed by the parties hereto and approved by the Manager of Aviation.

WITNESS THEREOF, the parties hereto have caused this Agreement to be executed as of the effective date hereof.

CONTINENTAL AIRLINES, INC.                  FRONTIER AIRLINES, INC.

BY:_________________________                         BY:_____________________

TITLE:______________________                         TITLE:__________________

DATE:______________________                          DATE:__________________

CITY AND COUNTY OF DNEVER

BY:_________________________

TITLE:______________________

DATE:______________________